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                         MBLA Financial Corporation
                              101 Vine Street
                          Macon, Missouri   63552
                              (660) 385-2122
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                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On October 27, 1998
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     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the
"Meeting") of MBLA Financial Corporation (the "Company") will be held on October 27, 1998, at 4:30 p.m. Central Time, at the Macon Building and Loan Association, 101 Vine Street, Macon, Missouri.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1.   The election of two directors each for terms of three years;
     2. The ratification of Lockridge, Constant and Conrad as independent auditors of the Company for the fiscal year ending June 30, 1999; and
     3. Such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has established September 18, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                        By Order of the Board of Directors

                                        /s/ Clyde D.  Smith

                                        Clyde D. Smith
                                        Secretary
Macon, Missouri
September 25, 1998
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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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

                              PROXY STATEMENT

                         MBLA FINANCIAL CORPORATION

                       ANNUAL MEETING OF STOCKHOLDERS

                             OCTOBER 27, 1998

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                         MBLA FINANCIAL CORPORATION
                              101 VINE STREET
                           MACON, MISSOURI  63552
                               (660) 385-2122
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                              PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                              OCTOBER 27, 1998
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                                  GENERAL
------------------------------------------------------------------------------

     This proxy statement is being furnished to stockholders of MBLA Financial Corporation ("MBLA" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board" or the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on October 27, 1998, at 4:30 p.m. Central Time, at the Company's offices at 101 Vine Street, Macon, Missouri 63552 and at any adjournments thereof. The 1998 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended June 30, 1998 accompanies this proxy statement, which is first being mailed to stockholders of record on or about September 25, 1998.

     Regardless of the number of shares of common stock owned, it is important that a majority of the shares outstanding be represented in person or by proxy at the Meeting to ensure the presence of a quorum for the transaction of business. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of MBLA will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the specific proposals presented in this proxy statement.

     Other than the matters listed in the accompanying Notice of Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

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                    VOTING AND REVOCABILITY OF PROXIES
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     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Registrar and Transfer Co. will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $1,000 plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telecopier by directors, officers, and regular employees of the Company and Macon Building and Loan Association, F.A. (the "Association"), without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

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                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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     The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling the holder thereof to one vote on each matter to be considered at the Meeting, except as described below. The Company's Certificate of Incorporation prohibits cumulative voting for the election of directors.

     The close of business on September 18, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,247,021 shares.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote at the meeting (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are insufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder of record to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The proposal for the ratification of Lockridge, Constant and Conrad as independent accountants for the Company for the fiscal year ending June 30, 1999 requires the affirmative vote of a majority of the votes cast on such proposal without regard to broker non-votes and abstentions.

     If a shareholder is a participant in the Association's Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocates shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Proxies solicited hereby will be returned to the Board and will be tabulated by personnel appointed by the Board and Boatmen's Trust employees.

     The Securities Exchange Act of 1934 ("Exchange Act") requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission ("SEC") and the Company. Based upon such reports provided to the Company, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.

                                                                  Percent
Name and Address of           Number of Shares and Nature     of Common Stock
 Beneficial Owner               of Beneficial Ownership         Outstanding
-------------------           ---------------------------     ---------------

Mary Kathryn Drake                     156,250 (1)                 11.79%
2104 Dornoch
League City, Texas

John T. Neer                            81,303                      6.07%
405 North Wentz
Macon, Missouri

------------------
(1)  As reported in a Schedule 13D, dated August 11, 1994, filed with the SEC.

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                   FILING OF BENEFICIAL OWNERSHIP REPORTS
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     The Common Stock is registered pursuant to Section 12(g) of the Exchange
Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ending June 30, 1998. In addition, the Company is not aware of any additional 13D filings or filings of Forms 3, 4 or 5 by Mary Kathryn Drake.

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                   PROPOSAL 1.   ELECTION OF DIRECTORS
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     Pursuant to the Company's Bylaws, the number of directors of the Company is set at seven (7) unless otherwise designated by the Board. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Association and its wholly owned subsidiary, MBL Financial Services ("MBL"). Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees for 3-year terms to expire in 2001 proposed for election
at the Meeting are Messrs. Miller and Wilhite.   All nominees named are
presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

     The following table sets forth, as of the Record Date, the names of the nominees and continuing directors including their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director, the year in which their term as director of the Company expires, and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.

Name and Principal                          Expira-   Shares of      Owner-
Occupation at Present                       tion of   Common Stock   ship As
and for the Past                  Director  Term as   Beneficially   a Percent
Five Years                 Age(1)  Since    Director  Owned(2)(3)    of Class
---------------------      ------ --------  --------  -------------  --------

Nominees
--------

Robert M. Wilhite            60     1973      1998   41,356(2)(3)(4)    3.12
Dentist

Richard C. Miller, Jr.       61     1974      1998    41,796(2)(3)(4)   3.15
Owner, Miller Rexall
 Drug Store

Continuing Directors
--------------------

Charles L. Hutton            80     1964      1999    46,599(2)(3)(4)   3.51
Chairman of the Board of the
Company and the Association

Truman L. Gehringer          75     1966      1999     4,931(4)          .37
Former Vice President of the
Company and the Association

John T. Neer                 49     1985      1999    81,303(4)(6)      6.13
President and Chief
Executive Officer of the
Company and the Association

Arnold L. Walter             73     1978      2000    41,766(2)(4)(5)   3.15
Owner, Walter's Service
Garage

Carl B. Barrows              78     1973      2000    25,346(3)(4)      1.91
Vice Chairman of the Board
of the Company and the
Association

Stock Beneficial Ownership                           364,203(7)(8)     27.48
of all Directors and
executive officers as a
group (11 persons) and
unallocated ESOP stock
voted by the ESOP trustee

--------------------
(1)   As of June 30, 1998.
(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative, or affiliate) voting or dispositive power as to the shares reported.
(3) Includes 9,833 shares subject to options at $10.00 per share that may be acquired by each director under the MBLA Financial Corporation 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan").
(4) Includes 1,404 shares subject to options at $23.50 per share that may be acquired by each director under the MBLA Financial Corporation Stock Option Plan.
(5) Includes 5,000 shares subject to options at $10.00 per share that may be acquired by each director under the MBLA Financial Corporation 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan").

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(footnotes from previous page)
------------------------------

(6) Includes 13,779 shares with respect to which shares may be acquired through the exercise of stock options under the MBLA Financial Corporation 1993 Stock Option Plan "Incentive Option Plan" at $10.00 per share.

(7) Mr. Hutton serves as trustee of the Employee Stock Ownership Plan ("ESOP") which holds 70,816 shares of common stock for the benefit of Association employees. Such stock will be allocated to ESOP participants as the ESOP debt is repaid over the next 2 year period. As of the Record Date, 51,994 shares have been allocated to ESOP participants for which such participants may direct the ESOP trustee as to voting. The remaining 18,822 unallocated shares, and allocated shares for which no timely voting direction is received by the ESOP Trustee, will be voted by the trustee in accordance with the instructions received on allocated shares, subject to the trustee's fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended. Mr. Hutton disclaims beneficial ownership of all shares held by the ESOP.

Nominations for Directors

     Only persons who are nominated in accordance with the procedures set forth in the Company's Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 6(c) of the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice, (x) the name and address, as they appear on the Company's books, of such stockholder and (y) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The officer of the Company or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with the provisions of the Bylaws and, if such person shall so determine, such person shall so declare to the meeting and the defective nomination shall be disregarded.

Meetings of the Board and Committees of the Board

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets as needed. During fiscal 1998, the Board of Directors of the Company held seven meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

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
     The Audit Committee of the Company consists of Lester Hutton, Ben Barrows, Richard Miller, Robert Wilhite and Clyde Smith. This committee meets quarterly and engages an independent audit firm, approves internal audit schedules, and reviews internal audit reports. The audit committee met four times in fiscal 1998.

     The Company's Nominating Committee for the 1998 Annual Meeting consists of Messrs. Hutton, Gehringer, Neer and Wilhite. The Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of stockholders. The Nominating Committee met one time in fiscal 1998.

Directors' Compensation

     Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board. All directors of the Association receive a fee of $800 for each meeting held. Members of the Association's Executive Committee, Audit Committee, and Investment Committee receive $25 per meeting for serving on these Committees. Directors receive no additional fees as directors of the service corporation.

     Directors' Consultation and Retirement Plan. The purpose of the Plan is to provide retirement benefits to Directors of Macon Building and Loan Association (the "Association") who have provided expertise in enabling the Association to experience successful growth and development, so as to ensure that the Association will have their continued services to assist the Association in the conduct of its affairs.

     Within thirty (30) days of a Participant's Termination Date, a Participant who has agreed to provide Consulting Services shall be designated a Consulting Director, and such Consulting Director shall be paid the portion of an annual Retirement Benefit based on years of service, in equal monthly installments for the number of months equal to the lesser of (1) the number months such Participant has agreed to provide Consulting Services as a Consulting Director, or (2) five (5) years. At the expiration of the period for which the Participant is entitled to benefits under this paragraph, his or her status as a Consulting Director shall cease.

     Other. CORPORATION COMPENSATION PLAN. The purpose of the Plan is to provide compensation to directors, officers and employees of the Corporation. Each director, officer and employee of the Corporation, or its subsidiary, shall be compensated for contributions to the Corporation. Such level of compensation shall be determined based upon the number of options awarded under the Corporation's Stock Options Plan.

     The Plan shall provide that upon the payment of a cash dividend on the Common Stock, the participant, whether or not such options are still held by the participant, shall receive payment of cash in an amount equivalent to the cash dividend when paid to stockholders of record on record date as compensation under the Plan. In addition, it should be understood that these and all future options granted shall be considered in determination of such compensation rights under the Plan.

     Although it is anticipated that such compensation payable to such Plan participants shall be paid each time that a cash dividend is paid on the Common Stock, the Board reserves the right to amend, modify, suspend, or cancel this Plan at any time without prior notice to any participants to the Plan.

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
Executive Compensation

     Summary Compensation Table. The following table shows, for the fiscal years ended June 30, 1998, 1997 and 1996, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the Association. No other executive officer of the Company or the Association received salary and bonus in excess of $100,000 in fiscal 1998.

                Annual Compensation                                    Long
--------------------------------------------------------               Term
                                                                       Compen-
                                                                       sation
                                                                       ------
                                                                       Awards
                                                                       ------
                                                   Other   All
                                                   Annual  Other       Number
Name and                                           Compen- Compen-       of
Pincipal                      Salary    Bonus      sation  sation      Options
Position             Year     ($)(1)     ($)       ($)(2)  ($)(3)        (4)
--------             ----     ------     ---       ------  ------        ---

John T. Neer         1998     $129,600  $  ---      ---    $30,000     1,404
 President, Chief    1997     $127,200  $  ---      ---    $30,000
 Executive Officer,  1996     $127,200  $  ---      ---    $30,000
 and Director
----------------------
(1) Includes fees as director of the Association.
(2) Does not include perquisites for the fiscal years ended June 30, 1998, 1997 and 1996 which did not exceed the lesser of $50,000.
(3) Includes 3,000 and 3,000 shares of common stock allocated under the ESOP during the fiscal year ended June 30, 1998 and 1997 respectively. As of June 30, 1998, the value of such shares was $70,500.
(4) Subject to option price of $23.50 per share.

     Employment Agreement. The Association and the Company have entered into an employment agreement with Mr. John T. Neer. The employment agreement provides for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the agreement may be extended for an additional year so that the remaining term shall be three years if the Board of Directors, after conducting performance evaluations, votes to extend the agreement. The agreement provides that the base salary for Mr. Neer is $120,000. In addition to the base salary, the agreement provides for, among other things, disability pay, participation in stock benefit plans, and other fringe benefits. The agreement provides for termination by the Association for cause at any time. In the event the Association chooses to terminate Mr. Neer's employment for reasons other than for cause or in the event of Mr. Neer's resignation upon (i) the failure to re-elect or nominate Mr. Neer to his current offices or board membership, (ii) a material change in the executive's functions, duties, or responsibilities, or relocation of his principal place of employment, (iii) a liquidation, dissolution, consolidation, reorganization, or merger in which the Association is not the resulting entity, or (iv) a breach of the agreement by the Association if termination, voluntary or involuntary, occurs following a hostile change in control of the Association, Mr. Neer or, in the event of death, his beneficiary, would be entitled to a severance payment equal to three times his average annual compensation over the past three years of employment with the Association. Assuming that a change in control had occurred during fiscal year 1998, Mr. Neer would have been entitled to a severance payment of
approximately $360,000.   The Association would also continue the executive's
life, health, accident, and disability coverage for the remaining unexpired term of the agreement. A hostile change in control is defined to mean a change in control of which the Board of Directors of the Association has not approved or recommended to shareholders. A change in control is generally defined to mean the acquisition by a person or group of persons having beneficial ownership of 20% or more of the Association's or Company's Common Stock during the term of the agreement or a tender offer for 20% of the Common Stock or exchange offer, merger, or other form of business combination, sale of assets, or an election of directors which result in a change of a majority of the Board of Directors.

     Payments under the employment agreement in the event of a change in control may constitute an excess parachute payment under Section 280G of the Code resulting in the imposition of an excise tax on the recipient and denial of a deduction to the Association for all amounts in excess of the executive's average annual compensation for the five tax years preceding the change in control. The agreement provides that benefits payable to the executive under a change in control will be reduced to an amount that would not constitute an excess parachute payment (as that term is defined in Section 280G of the Code) if the reduced amount is greater than the non-reduced amount less payments of any excise tax.

     Salary Continuation Agreement. February 19, 1998, the Association approved a salary continuation agreement with Mr. John T. Neer to encourage his retention and to provide him with an additional source of retirement income. The agreement provides that, upon his termination of employment with the Association, Mr. Neer will receive 10 annual payments equal to 41.5 percent of his average base salary during the three most recently completed calendar years preceding his termination date. The Association has purchased an insurance policy with Mr. Neer as insured to provide an informal source of funding for the Association's obligations under the agreement. For the fiscal year ended June 30, 1998, the Association accured compensation expense of $920.00 with respect to these obligations.

     Stock Option Plan. The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by John T. Neer as of June 30, 1998 under the Company's Incentive Stock Option Plan. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

          Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Options/SAR Values

                                        Number of            Value of
                Shares                  Unexercised          Unexercised
                Acquired                Options/             In-the-money
                on                      SARs                 Options/SARs
                Exer-    Value          at Fiscal            at Fiscal Year
Name            cise(#)  Realized       Year End(#)          End($)(1)(2)
----            -------  --------       -----------          ------------
                                        Exercisable/         Exercisable/
                                        Unexercisable        Unexercisable
                                        -------------        -------------
John T. Neer    25,000   $612,500        13,404/375        $175,404/$5,437.50

-----------------
(1) The exercise price of the option is $10.00 on shares as of June 30, 1998, the closing price of the Common Stock, as reported on the Nasdaq National Market, was $24.50.
(2) The exercise price on 1,404 shares is $23.50.

     Compliance with Section 16(a) of the Exchange Act. Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30, 1998, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except that John T. Neer inadvertently failed to report timely the cashless exercise of shares on December 11, 1997, on January 15, 1998 and May 4, 1998; Clyde Smith inadvertently failed to report timely the cashless exercise of shares on December 11, 1997, January 15, 1998 and on May 4, 1998; and Arnold Walter inadvertently failed to report timely the cashless exercise of shares on January 7, 1998.

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               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
------------------------------------------------------------------------------

     The Association had no "interlocking" relationships existing on or after July 1, 1994 in which (i) any executive officer is a member of the Association's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Association's Board of Directors. The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. The Association's affiliates must qualify for loans on terms and conditions comparable to those for similar transactions with non-affiliates.
Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations. At June 30, 1998, the aggregate amount of loans outstanding to officers and directors of the Association was approximately $535,000.

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                  PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     The Company's independent auditors for the fiscal year ended June 30, 1998 were Lockridge, Constant and Conrad. The Company's Board of Directors has reappointed Lockridge, Constant and Conrad to continue as independent auditors for the Association and the Company for the year ending June 30, 1999, subject to ratification of such appointment by the stockholders.

     Representatives of Lockridge, Constant and Conrad will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted for ratification of the appointment of Lockridge, Constant and Conrad as the independent auditors of the Association and the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF LOCKRIDGE, CONSTANT AND CONRAD AS THE INDEPENDENT AUDITORS OF THE ASSOCIATION AND THE COMPANY.

------------------------------------------------------------------------------
                           STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1999, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than June 1, 1999. Any such proposal will be subject to the proxy solicitation rules of the Exchange Act and the procedures contained in the Company's Bylaws.

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------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgement.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A copy of the Form 10-KSB (without exhibits) for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record upon written request to MBLA Financial Corporation, Mr. John T. Neer, President, 101 Vine Street, Macon, Missouri 63552.

                             By Order of the Board of Directors

                             /s/ Clyde D. Smith

                             Clyde D. Smith
                             Secretary

Macon, Missouri
September 25, 1998

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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